FEDERATED STRATEGIC INCOME FUND

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS F SHARES

(A PORTFOLIO OF FIXED INCOME SECURITIES, INC.)

SUPPLEMENT TO PROSPECTUSES DATED JANUARY 31, 2000

     Please add the following biographical information as the paragraph before Henry A. Frantzen under the section entitled "The Fund's Portfolio Managers Are":

"STEPHEN F. AUTH

     Stephen F. Auth has been the Fund's Portfolio Manager since May 2000. Mr. Auth joined Federated in May 2000 as Senior Vice President and Director of Global Portfolio Management of the Fund's Adviser. From 1985 through March 2000, Mr. Auth was employed with Prudential Investments, a unit of Prudential
Insurance Company of America, where he served as a Portfolio Manager since September 1991 and also as Senior Managing Director. Mr. Auth is a Chartered Financial Analyst. He earned a Bachelors Degree from Princeton University and an M.B.A. from Harvard University."

     Joseph M. Balestrino, Mark E. Durbiano, Kathleen M. Foody-Malus, Henry A. Frantzen, Robert M. Kowit and Micheal W. Casey, Ph.D. remain as Portfolio Managers of the Fund.


Cusip 31417P502                                             June 30, 2000
Cusip 34117P601
Cusip 31417P700
Cusip 31417P809

25545 (6/00)                                                      514049